UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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MASSROOTS, INC.

(Name of Registrant As Specified In Its Charter)

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NOTICE REGARDING THE INTERNET AVAILABILITY OF
INFORMATION STATEMENT MATERIALS

1624 Market Street, Suite 201

Denver, CO 80202

December 9, 2016

Dear Shareholder:

We are furnishing this notice to all holders of record of shares of common stock of MassRoots, Inc. (the “Company”) as of close of business on December 5, 2016 (the “Record Date”), pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules promulgated by the U.S. Securities and Exchange Commission thereunder. This notice is intended to inform you of the availability of an Information Statement on our website that provides information regarding the approval of the Company’s 2017 Equity Incentive Plan by a majority of the Company’s shareholders by written consent:

The actions were approved by the holders of 50.16% of our outstanding shares of common stock of the Company as of the Record Date and will become effective no earlier than forty (40) days after the date this notice is first sent to shareholders, which we expect to be on or approximately December 9, 2016.

This communication is not a form for voting and presents only an overview of the more complete Information Statement that is available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement. The Company is making the Information Statement available through the Internet rather than utilizing the full set delivery option in an attempt to save additional expenses associated with the printing and mailing of the Information Statement.

Follow the instructions below to view the materials or request printed or e-mail copies.

This Notice of Internet Availability of Information Statement Materials, the Information Statement, and a Copy of the Company’s Annual Report are available at www.MassRoots.com/investor or through the Investors and Filings link on our website at www.MassRoots.com.

Any shareholder who wishes to receive a copy without charge of the Information Statement and the Company’s Annual Report on Form 10-K may contact us by any of the following means:

Mail: MassRoots, Inc., 1624 Market Street, Suite 201, Denver, CO 80202; Attn: Investor Relations.

Telephone: (720) 442-0052.

E-mail: IR@massroots.com.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY. THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTER DESCRIBED HEREIN.

Sincerely,

/s/ Isaac Dietrich

Isaac Dietrich

Chief Executive Officer

INFORMATION STATEMENT

December 9, 2016

Technology Platform for the Cannabis Industry

1624 Market Street, Suite 201

Denver, CO 80202

Telephone: (720) 442-0052

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

ABOUT THIS INFORMATION STATEMENT

GENERAL INFORMATION

This Information Statement (this “Information Statement”) has been filed with the United States Securities and Exchange Commission (the “SEC”) and is being mailed or otherwise furnished to the registered holders of the common stock, $0.001 par value per share (“Common Stock”), of MassRoots, Inc. (the “Company”), solely for the purpose of informing you, as one of our shareholders, in the manner required under Regulation 14(c) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that, upon the authorization of the Company’s Board of Directors (the “Board”) on December 5, 2016, the holders of a majority of the issued and outstanding shares of Common Stock (the “Majority Shareholders”) have executed a written consent approving the corporate actions described herein (the “Written Consent”). The Record Date for determining the shareholders entitled to receive this Information Statement was December 5, 2016, at which time the Company had 67,461,370 shares of Common Stock issued and outstanding. The Common Stock represents the only outstanding voting securities of the Company.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 was filed with the SEC on March 30, 2016 (the “2015 Annual Report”) is available on the Company’s website (www.massroots.com/investors) or upon request by contacting us at MassRoots, Inc., 1624 Market Street, Suite 201, Denver, CO 80202; Attn: Investor Relations. The following questions and answers provide information about this Information Statement. All references to “we,” “us,” “our,” “the Company,” “MassRoots” or similar terms in this information statement refer to MassRoots, Inc.

Why have we provided these materials?

Pursuant to Section 14 of the Exchange Act, we are required to provide this Information Statement to all holders of our Common Stock as of December 5, 2016 (the “Record Date”), to inform them that on December 9, 2016 under our By-Laws and Delaware law, the Majority Shareholders, by the Written Consent, took certain actions that normally require a meeting of shareholders, as permitted under our By-Laws and Delaware law.

What actions did the majority of shareholders approve or authorize?

The Majority Shareholders approved the Company’s 2017 Equity Incentive Plan by Written Consent.

When do these actions become effective?

Under the rules of the SEC, the above action will become effective forty (40) days after the Notice of the Internet Availability of Information Statement has been mailed to the shareholders of the Company.

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How many votes were needed for the approval or authorization of this action?

The approval of the Company’s 2017 Equity Incentive Plan requires the affirmative vote or written consent of a majority of the shares present in person or by proxy, or, if by written consent, a majority of those shares entitled to vote at a meeting of shareholders. As of the Record Date, 67,461,370 shares of Common Stock were issued and outstanding and no shares of preferred stock were issued or outstanding. In this instance, this required the vote of 33,730,686 shares of Common Stock.

Who voted?

The following shareholders are the Majority Shareholders who voted unanimously for the proposal, making up a total of 33,840,883 shares of Common Stock, or 50.16% of the total shares of Common Stock outstanding as of the Record Date:

Shareholder	Shares Voted	Affiliation with MassRoots

Isaac Dietrich	17,718,831	Chairman of Board, Chief Executive Officer, President, >10% Shareholder

Hyler Fortier	3,730,970	Brand Director

Stewart Fortier	3,675,976	Lead Recruiter and Head of Culture

Tyler Knight	3,416,000	Senior Content Strategist

Daniel Hunt	355,000	Chief Operating Officer

Ean Seeb	250,000	Director

Vincent “Tripp” Keber	250,000	Director

Terence Fitch	100,000	Director

John Dill	90,000	Content Strategist

Travis Trawick	159,054	Shareholder

Anthony Georgiadis	266,667	Shareholder

Douglas Leighton	923,371	Shareholder

Benjamin Shaker	102,694	Full Stack Engineer

Jeremiah Marquis	160,000	Director of Sales

Lance Galey	600,000	Chief Technology Officer

Dutchess Opportunity Fund II	232,922	Shareholder

Bass Point Capital, LLC	771,398	Shareholder

Rother Investments	750,000	Shareholder

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Is it necessary for me to do anything?

No. No other votes or written consents are necessary or required.

Is there a dissenter’s right of appraisal?

The Company’s shareholders do not have dissenter’s rights of appraisal in connection with the matter discussed in this Information Statement.

Who is paying for this Information Statement?

We, the Company, are paying for the costs of this Information Statement.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE ACTION TAKEN BY MAJORITY SHAREHOLDERS.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Company's authorized capital stock consisted of 200,000,000 shares of Common Stock, of which 67,461,370 shares of Common Stock were issued and outstanding.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the Company’s shareholders. However, because the Majority Shareholders have voted in favor of the foregoing proposal by resolution dated December 9, 2016, and having sufficient voting power to approve such proposal through their ownership of Common Stock, no other shareholder consents will be solicited in connection with this Information Statement.

APPROVAL OF THE COMPANY’S 2017 EQUITY INCENTIVE PLAN

The Company’s 2017 Equity Incentive Plan (the “Plan”) was approved by the Board on December 5, 2016 and the Majority Shareholders on December 9, 2016. The Company believes that the Plan will help to (i) assist the Company and its affiliates in the recruitment and retention of persons with ability and initiative, (ii) provide an incentive to such persons to contribute to the growth and success of the Company’s businesses by affording such persons equity participation in the Company and (iii) associate the interests of such persons with those of the Company and its affiliates and shareholders.

The following is a summary of the material features of the Plan and is qualified in its entirety by reference to the Plan, which is attached hereto as Appendix A.

General Details and Provisions of the Plan

The Board has the sole authority to implement, interpret, and/or administer the Plan unless the Board delegates (i) all or any portion of its authority to implement, interpret, and/or administer the Plan to a committee of the Board consisting of non-employee directors (the “Committee”), or (ii) the authority to grant and administer awards to non-executive employees of the Company under the Plan to an officer of the Company.

The Plan relates to the issuance of up to 25,000,000 shares of Common Stock (including shares that may be issued related to the exercise of options awarded under the Plan), subject to adjustment as described below, and shall be effective for ten (10) years, unless earlier terminated.

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Any employee of the Company or an affiliate, a director, or a consultant to the Company or an affiliate may be an “Eligible Person” under the Plan. The Plan provides Eligible Persons the opportunity to participate in the enhancement of shareholder value by the award of options and awards of Common Stock, granted as stock bonus awards, restricted stock awards, deferred share awards and performance-based awards, under the Plan. This further provides for the Company to make payment of bonuses and/or consulting fees to certain Eligible Persons in options and Common Stock, or any combination thereof. As of the date hereof, the Company has nineteen employees and three non-employee directors who may be Eligible Persons under the Plan, however, this does not include potential consultants who may be an Eligible Person under the terms of the Plan or those who may become an Eligible Person in the future. While our directors and our executive officers may participate in the Plan, the amounts and benefits that they may receive from the Plan (if any) has not been determined and is not currently determinable.

The current market value of the Company’s Common Stock, as of the date that the Majority Shareholders approved the Plan, was $0.77 per share. No single participant under the Plan may receive more than 25% of all options awarded in a single year.

Certain options to be granted to employees under the Plan are intended to qualify as Incentive Stock Options (“ISOs”) pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), while other options granted under the Plan will be nonqualified options not intended to qualify as ISOs (“Nonqualified Options”), either or both as provided in the agreements evidencing the options described.

Stock Options

The Board, or the Committee, shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those persons pursuant to the Plan who are to receive options under the Plan, (ii) to determine the number of shares of Common Stock to be covered by such options and the terms thereof, (iii) to determine the type of option granted (ISOs or Nonqualified Options), and (iv) to determine other such details concerning the vesting, termination, exercise, transferability and payment of such options. The Board or Committee shall thereupon grant options in accordance with such determinations as evidenced by a written option agreement.

The exercise price per share for Common Stock of options granted under the Plan shall be determined by the Board or Committee, but in no case shall be less than one hundred percent (100%) of the fair market value of the Common Stock (determined in accordance with the Plan at the time the option is granted), provided that, with respect to ISOs granted to a person who holds ten percent (10%) or more of the total combined voting power of all classes of stock of the Company, the exercise price per share for Common Stock shall not be less than 110% of the fair market value of the Common Stock and the term of the ISO shall be no more than 5 years from date of grant. The fair market value of the Common Stock with respect to which ISOs may be exercisable for the first time by any Eligible Person during any calendar year under all such plans of the Company and its affiliates shall not exceed $100,000, or such other amount provided in Section 422 of the Code.

ISOs under the Plan may not be transferred except by will or laws of descent and, during the lifetime of the recipient of the ISO, by only be exercised by such recipient. Nonqualified Options may be transferred as a gift in accordance with the applicable securities laws and regulations and with any stock option agreement. Shares issued pursuant to the exercise of options may be endorsed with a legend restricting their transfer or sale.

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Bonus, Deferred, and Restricted Stock Awards

The Board, or the Committee, may, in its sole discretion, grant awards of Common Stock in the form of bonus awards, deferred awards, and restricted stock awards. Each stock award agreement shall be in such form and shall contain such terms and conditions as the Board, or the committee, deems appropriate. The terms and conditions of each stock award agreement may change from time to time and need not be uniform with respect to Eligible Persons, and the terms and conditions of separate stock award agreements need not be identical.

Performance Share Awards

The Board, or the Committee, may authorize grants of shares of Common Stock to be awarded upon the achievement of specified performance objectives, upon such terms and conditions as the Board, or the Committee, may determine. Such awards shall be conferred upon the Eligible Person upon the achievement of specified performance objectives during a specified performance period, such objectives being set forth in the grant and including a minimum acceptable level of achievement and, optionally, a formula for measuring and determining the number of performance shares to be issued. Each performance share award agreement shall be in such form and shall contain such terms and conditions as the Board, or the Committee, deems appropriate. The terms and conditions of each performance share award may change from time to time and need not be uniform with respect to Eligible Persons, and the terms and conditions of separate performance share award agreements need not be identical.

Adjustments

If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving consideration therefore in money, services or property, then (i) the number, class, and per share price of shares of Common Stock subject to outstanding options and other awards under the Plan and (ii) the number of and class of shares then reserved for issuance under the Plan and the maximum number of shares for which awards may be granted to an Eligible Person during a specified time period shall be appropriately and proportionately adjusted. The Board, or the Committee, shall make such adjustments, and its determinations shall be final, binding and conclusive.

Change in Control

If the Company is merged or consolidated with another entity or sells or otherwise disposes of substantially all of its assets to another company while options or stock awards remain outstanding under the Plan, unless provisions are made in connection with such transaction for the continuance of the Plan and/or the assumption or substitution of such options or stock awards with new options or stock awards covering the stock of the successor company, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding options and stock awards which have not been continued, assumed or for which a substituted award has not been granted shall, whether or not vested or then exercisable, unless otherwise specified in the stock option or stock award agreement, will terminate immediately as of the effective date of any such merger, consolidation or sale.

Plan Amendment or Termination.

Our Board has the authority to amend, suspend, or terminate our Plans, provided that such action does not materially impair the existing rights of any participant without such participant's written consent. The Plans will terminate ten (10) years after the earlier of (i) the date the Plan is adopted by the Board, and (ii) the date a Plan is approved by the shareholders, except that awards that are granted under the Plan prior to its termination will continue to be administered under the terms of the that Plan until the awards terminate, expire or are exercised.

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Federal Income Tax Consequences

Subject to other customary terms, the Company may, prior to certificating any Common Stock, deduct or withhold from any payment pursuant to a stock option or stock award agreement an amount that is necessary to satisfy any withholding requirement of the Company in which it believes, in good faith, is necessary in connection with U.S. federal, state, local or transfer taxes as a consequence of the issuance or lapse of restrictions on such Common Stock.

Individual who receives a grant of options (an “Optionee”) will generally not recognize any taxable income on the date Nonqualified Options are granted pursuant to the Plan. Upon exercise of the option, however, the Optionee must recognize, in the year of exercise, compensation taxable as ordinary income in an amount equal to the difference between the option price and the fair market value of Company common stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which NSOs are exercised equal to the amount of ordinary income recognized by those Optionees exercising options, and must comply with applicable tax withholding requirements. ISOs granted under the Plan are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code. Under Section 422, an Optionee recognizes no taxable income when the option is granted. Further, the Optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option’s grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. This favorable tax treatment for the Optionee, and the denial of a deduction for the Company, will not, however, apply if the Optionee disposes of the shares acquired upon the exercise of an incentive stock option within two years from the granting of the option or one year from the receipt of the shares.

Our 2014, 2015 and 2016 Equity Incentive Plans

In June 2014, our shareholders approved our 2014 Equity Incentive Plan (the “2014 Plan”), in December 2015 our shareholders approved our 2015 Equity Incentive Plan (the “2015 Plan”) and in September 22, 2016 our shareholders approved our 2016 Equity Incentive Plan (the “2016 Plan” and collectively, the “Prior Plans”). The Prior Plans are identical, except for the number of shares of Common Stock reserved for issuance under each. The following table and information below sets forth information as of December 1, 2016 on our Prior Plans:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders:
2014 Equity Incentive Plan	2,233,220	$0.31	0
2015 Equity Incentive Plan	3,336,663	$0.94	1,589
2016 Equity Incentive Plan	2,220,117	$0.51	90,883
Equity compensation plans not approved by security holders	—	—	—
Total			92,472

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COMPENSATION OF THE DIRECTORS AND EXECUTIVE OFFICERS[1]

Named Executive Officers

Our “named executive officers” for the 2015 fiscal year consisted of the following individuals:

·	Isaac Dietrich, our President and Chief Executive Officer
·	Dan Hunt, our Chief Operations Officer

No other executive officers earned over $100,000 during the 2015 fiscal year.

Summary Compensation Table

The table below summarizes all compensation awarded to, earned by, or paid to our Chief Executive Officer and our two most highly compensated executive officers (the “named executive officers” listed above) at the end of our last fiscal year for all services rendered in all capacities to us during the years during which they served as executive officers. Where a named executive officer is also a director, all compensation relates to such individual’s position as an officer.

Name & Principal Position	Year	Salary $	Bonus $	Stock Awards (1) $	Option Awards (1) $	Non-Equity Incentive Plan Compensation $	All Other Compensation $	Total $
Isaac Dietrich Chief Executive Officer and President,	2015 2014	81,220 53,000	—	—	—	—	—	81,220 53,000

Dan Hunt Chief Operating Officer	2015	67,500	—	25,000 (2)(4)	245,951 (2)(3)	—	—	338,451

(1)	These amounts are the aggregate fair value of the equity compensation incurred by the Company for payments to executives during the fiscal year. The aggregate fair value is computed in accordance with FASB ASC Topic 718. The fair market value was calculated using the Black-Scholes options pricing model. Assumptions underlying the valuation of each specific award are included in Note 8 of our Financial Statements included in our Annual Report on Form 10-K filed on March 30, 2015 and included herein.
(2)	On January 1, 2015, the Company approved the issuance to Dan Hunt of 50,000 shares of its common stock and 100,000 options to purchase shares of common stock at $0.50 per share pursuant to the 2014 Plan (defined below), which would vest over the period of one year on a monthly basis. As of December 31, 2015, all such options had vested. The fair market value of the options was determined to be $45,953 as calculated assuming approximately 2.17% risk-free interest, 0% dividend yield, 1.50% volatility, and expected term of 5.25 years. The fair market value of the stock awards was determined to be $25,000 (or $0.50 per share) on grant date pursuant to our 2014 Plan, tied to the price of our then ongoing private placement offering. The Company incurred compensation expense of $25,000 during the fiscal year 2015 related to the amortization of such stock awards and $45,953 related to the amortization of such options received during the year by Mr. Hunt.
(3)	On December 14, 2015, the Board approved a grant of 800,000 unvested options to purchase shares of common stock at $1.00 per share to Mr. Hunt pursuant to the 2015 Plan (defined below), which vest as follows: upon the Company reaching 1,000,000 registered users, 200,000 options shall vest; upon the Company reaching 2,500,000 registered users, 200,000 options shall vest; upon the Company reaching $1,000,000 in cumulative revenue, 200,000 options shall vest; and, upon the Company reaching $2,500,000 in cumulative revenue, 200,000 options shall vest. As of December 31, 2015, no options had vested. The fair market value of the 200,000 options that vest upon the Company reaching 1,000,000 register users was calculated to be $199,998, assuming approximately 2.23% risk-free interest, 0% dividend yield, 280% volatility, and expected term of 5.25 years. The value of the other 600,000 options was not determinable as the probability of achieving those targets is not currently estimable. The Company incurred compensation expense of $20,118 during the fiscal year 2015 related to the amortization of such options received during the year by Mr. Hunt.
(4)	On December 14, 2015, the Company’s Board approved the grant of 200,000 unvested restricted shares to Mr. Hunt. However, pursuant to the 2015 Plan (defined below), the grant would not occur until shareholder approval of the 2015 Plan became effective, which occurred in January 2016 (as described further in the section below entitled “2014 and 2015 Equity Incentive Plans“). As such, this grant will be included as compensation for Mr. Hunt in fiscal year 2016.

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Outstanding Equity Awards at December 31, 2015 Fiscal Year End

The following table sets forth the equity awards to our named executive officers outstanding at December 31, 2015.

	Option Awards
Name	Number of securities underlying unexercised options Exercisable	Number of securities underlying unexercised options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option exercise price	Option expiration date
Dan Hunt	100,000	-	-	$0.50	1/1/2025
	200,000	-	600,000 (1)	$1.00	12/14/2025

(1)	The 600,000 unvested options were awarded pursuant to the 2015 Plan (defined below), which vest as follows: upon the Company reaching 1,000,000 registered users, 200,000 options shall vest; upon the Company reaching 2,500,000 registered users, 200,000 options shall vest; and, upon the Company reaching $2,500,000 in cumulative revenue, 200,000 options shall vest.

Narrative Disclosure to Summary Compensation and Option Tables

Isaac Dietrich provides services to us as our Chief Executive Officer pursuant to an “at-will” agreement (with one month notice to be given prior to termination) that provides that Mr. Dietrich would be paid an amount determined by the Company in accordance with the Company’s normal payroll procedures. From October 1, 2013 to March 31, 2014, Mr. Dietrich was paid a salary of $3,500 per month. From April 1, 2014 to March 31, 2015, Mr. Dietrich was paid a salary of $5,000 per month. From April 1, 2015 until March 29, 2016, Mr. Dietrich was paid a salary of $6,500 per month. Mr. Dietrich did not receive any compensation related to his position as a director.

Dan Hunt provides services to us as our Chief Operating Officer pursuant to an “at-will” agreement that became effective July 19, 2015. Pursuant to this agreement, Mr. Hunt receives a salary of $78,000 per year and may be terminated by either party with or without cause with one (1) month’s written notice. From January 1, 2015 until July 17, 2015, Mr. Hunt served as an at-will employee with a salary of 3,500 per month.

In addition, on January 1, 2015, the Company approved the issuance to Mr. Hunt of 50,000 shares of its Common Stock and 100,000 options to purchase shares of Common Stock at $0.50 per share pursuant to the 2014 Plan (defined below), which would vest over the period of one year on a monthly basis. The fair market value was calculated using the Black-Scholes options pricing model, assuming approximately 2.17% risk-free interest, 0% dividend yield, 1.50% volatility, and expected term of 5.25 years.

On December 14, 2015, the Board approved a grant of 800,000 unvested options to purchase shares of Common Stock at $1.00 per share to Mr. Hunt pursuant to the 2015 Plan (defined below), which vest as follows: upon the Company reaching 1,000,000 registered users, 200,000 options shall vest; upon the Company reaching 2,500,000 registered users, 200,000 options shall vest; upon the Company reaching $1,000,000 in cumulative revenue, 200,000 options shall vest; and, upon the Company reaching $2,500,000 in cumulative revenue, 200,000 options shall vest. The fair market value was calculated using the Black-Scholes options pricing model. Under this model, the fair market value of the 200,000 options that vest upon the Company reaching 1,000,000 register users was calculated assuming approximately 2.23% risk-free interest, 0% dividend yield, 280% volatility, and expected term of 5.25 years. No cost is recognized in 2015 for the other 600,000 options as the probability of achieving those targets is not currently estimable. As of December 31, 2015, no options had vested.

On that same date, the Company’s Board approved the grant of 200,000 unvested restricted shares to Mr. Hunt. However, pursuant to the 2015 Plan (defined below), the grant would not occur until shareholder approval of the 2015 Plan became effective, which occurred in January 2016 (as described further in the section below entitled “2014 and 2015 Equity Incentive Plans“). As such, this grant will be included as compensation for Mr. Hunt in fiscal year 2016.

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In December 2015, Mr. Dietrich and Mr. Hunt (as part of a program offered to all employees of the Company) started receiving health, vision and dental insurance. No retirement plan, life insurance or employee benefits program has been awarded to Mr. Dietrich and he serves at the direction of the Board of Directors.

On March 29, 2016, the Board of Directors, upon the recommendation of the Company’s Compensation Committee, approved increases in the salary of Mr. Dietrich and Mr. Hunt, such that each would receive $10,833 per month for their services in their respective positions.

On October 5, 2016 the Board of Directors, upon the recommendation of the Company’s Compensation Committee, approved decreases in the salary of Mr. Dietrich and Mr. Hunt, such that Mr. Dietrich would receive $95,000 per year and Mr. Hunt, $90,000 per year, for their services in their respective positions.

At no time during the periods listed in the above tables, with respect to any named executive officers, was there:

·	any outstanding option or other equity-based award re-priced or otherwise materially modified (such as by extension of exercise periods, the change of vesting or forfeiture conditions, the change or elimination of applicable performance criteria, or the change of the bases upon which returns are determined);
·	any waiver or modification of any specified performance target, goal or condition to payout with respect to any amount included in non-stock incentive plan compensation or payouts;
·	any non-equity incentive plan award made to a named executive officer;
·	any nonqualified deferred compensation plans including nonqualified defined contribution plans; or
·	any payment for any item to be included under All Other Compensation (column (i)) in the Summary Compensation Table.

Director Compensation

Our interested, employee directors do not receive any additional compensation for their service as directors.

The following table shows for the fiscal year ended December 31, 2015, certain information with respect to the compensation of all non-employee directors of the Company:

Name		Fees Earned or Paid in Cash	Stock Awards (1)		Option Awards (1)		Total
Ean Seeb	(2)	$0	$0	(3)	$0	(3)	$0
Tripp Keber	(2)	$0	$0	(3)	$0	(3)	$0
Terence Fitch		$0	$0		$90,876	(4)	$90,876

(1)	These amounts are the aggregate fair value of the equity compensation granted to our directors during the fiscal year. The fair value is computed in accordance with FASB ASC Topic 718. The fair market value was calculated using the Black-Scholes options pricing model. Assumptions underlying the valuation of each specific award are included in Note 8 of our Financial Statements included elsewhere in this prospectus.
(2)	Messrs. Seeb and Keber joined the Company’s Board of Directors on June 4, 2014 and March 31, 2014, respectively.
(3)	As discussed below, Ean Seeb and Tripp Keber received stock awards and options on June 4, 2014 intended to compensate them for approximately three years of service on the Company’s Board. The Company did not grant any additional awards in 2015 to Mr. Seeb or Mr. Keber, but did incur compensation cost of $8,333 and $16,605 related to the amortization of the stock awards and options issued on June 6, 2014.
(4)	The Company incurred compensation expense of $7,573 during the fiscal year 2015 related to the amortization of options received during the year by Mr. Fitch.

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On December 9, 2015, in exchange for his service as a Director, the Board approved the issuance to Mr. Terence Fitch, pursuant to the 2015 Equity Incentive Plan, unvested options to purchase up to 100,000 shares of the Company’s Common Stock at an exercise price of $0.90 per share that will expire ten years from date of issuance and vest monthly over the period of one year, beginning January 1, 2016. All vesting per the above schedule shall cease thirty days from the time the applicable director is dismissed from the Board, fails to win re-election by shareholders, or resigns as a director. The fair market value of the options was calculated using the Black-Scholes options pricing model, assuming approximately 2.23% risk-free interest, 0% dividend yield, 280% volatility, and expected term of 5.25 years.

On that same date, the Company’s Board approved the grant of 100,000 shares to Mr. Fitch. However, pursuant to the 2015 Plan (defined below), the grant would not occur until shareholder approval of the 2015 Plan became effective, which occurred in January 2016 (as described further in the section below entitled “2014 and 2015 Equity Incentive Plans“). As such, this grant will be included as compensation for Mr. Fitch in fiscal year 2016.

On June 6, 2014, each of Ean Seeb and Vincent “Tripp” Keber received the following pursuant to our 2014 Equity Incentive Plan for their service as a director: (i) a stock award of 250,000 shares of our Common Stock and (ii) options to purchase up to 750,000 shares of our Common Stock at $0.10 per share which vest as follows:

·	Beginning on October 1, 2014, 250,000 options shall begin to vest over the period of one year on a monthly basis, such that 20,833 options shall vest on the first of each month, except for every third month when 20,834 options shall vest;
·	Beginning on the later of (i) the date that Company attains 830,000 Users (“Users” are defined for the purposes of the options as the number of unique registrations for MassRoots Inc.’s network through MassRoots Inc.’s mobile application and/or website (final determination shall be by the Committee)) and (ii) October 1, 2015, 250,000 options shall begin to vest over the period of one year on a monthly basis, such that 20,833 options shall vest on the first of each month, except for every third month when 20,834 options shall vest; and
·	Beginning on the later of (i) the date that Company attains 1,080,000 Users and (ii) October 1, 2016, 250,000 options shall vest immediately.

The options may not be exercised until all outstanding debentures issued by the Company in March 2014 are redeemed. All vesting per the above schedule shall cease thirty days from the time the applicable director is dismissed from the Board, fails to win re-election by shareholders, or resigns as a director. As of December 31, 2015, 250,000 options held by each of Messrs. Seeb and Keber had vested and were available for exercise. No additional grants were made to Messrs. Keber and Seeb during 2015. The fair market value was calculated using the Black-Scholes options pricing model, assuming approximately 2.61% risk-free interest, 0% dividend yield, 150% volatility, and expected life of 10 years.

Indemnification of Officers and Directors

Our Amended and Restated Certificate of Incorporation provides that we shall indemnify our officers and directors to the fullest extent permitted by applicable law against all liability and loss suffered and expenses (including attorneys’ fees) incurred in connection with actions or proceedings brought against them by reason of their serving or having served as officers, directors or in other capacities. We shall be required to indemnify a director or officer in connection with an action or proceeding commenced by such director or officer only if the commencement of such action or proceeding by the director or officer was authorized in advance by the Board of Directors.

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We do not currently maintain directors’ and officers’ liability insurance but we may do so in the future.

Security ownership of certain beneficial owners and management

The following table sets forth certain information with respect to the beneficial ownership of common stock by: (i) each director, (ii) each of the executive officers of the Company, (iii) all current directors and executive officers as a group, and (iv) each shareholder known to the Company to be the beneficial owner of more than 5% of the outstanding shares of common stock.

Each of the Company’s outstanding convertible debentures, convertible notes and warrants to purchase common stock include a provision which prevents the Company from effecting any conversion or exercise of the respective debenture, note or warrant, to the extent that, as a result of such conversion or exercise, the holder beneficially owns more than 4.99%, in the aggregate, of the issued and outstanding shares of the Company's Common Stock calculated immediately after giving effect to the issuance of shares of Common Stock upon the conversion or exercise (collectively, the “4.99% Blocker”).

Unless otherwise indicated in the footnotes to the table, all information set forth in the table is as of December 2, 2016 and the address for each director and executive officer of the Company is: c/o MassRoots, Inc., 1624 Market Street, Suite 201, Denver, CO 80202. The addresses for the greater than 5% shareholders are set forth in the footnotes to this table.

	Number of Shares Beneficially Owned (1)		Percentage Outstanding (2)
Directors and Officers
Isaac Dietrich	17,783,831	(3)	26.27%	(3)
Daniel Hunt	692,500	(12)	1.03%
Ean Seeb	1,045,000	(9)	1.55%
Vincent “Tripp” Keber	1,000,000	(10)	1.48%
Terence Fitch (13)	200,000	(14)	0.30%
Jesus Quintero	100,000	(15)	0.15%
Lance Galey (16)	1,100,000	(17)	1.63%

All directors and executive officers as a group (7 persons)	21,856,331		32.40%

5% Shareholders
Douglas Leighton (4)	5,672,232	(5)	8.40%	(6)
Hyler Fortier (11)	3,730,970		5.53%
Stewart Fortier (19)	3,685,976	(18)	5.50%	(18)
Tyler Knight (20)	3,416,000		5.06%

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(1)	The Company believes that each shareholder has sole voting and investment power with respect to the shares of common stock listed, except as otherwise noted. The number of shares beneficially owned by each shareholder is determined under the rules of the SEC, and the information is not necessarily indicative of ownership for any other purpose. Under these rules, beneficial ownership includes (i) any shares as to which the person has sole or shared voting power or investment power and (ii) any shares which the individual has the right to acquire within 60 days after December 5, 2016 through the exercise of any stock option, warrant, conversion of preferred stock or other right, but such shares are deemed to be outstanding only for the purposes of computing the percentage ownership of the person that beneficially owns such shares and not for any other person shown in the table. The inclusion herein of any shares of common stock deemed beneficially owned does not constitute an admission by such shareholder of beneficial ownership of those shares of common stock.
(2)	Based on 67,461,370 shares of common stock issued and outstanding as of December 5, 2016.
(3)	The 17,783,831 shares of common stock include (i) 17,738,831 shares of common stock; (ii) 5,000 shares of common stock issuable upon exercise of our $1 warrants and (iii) 20,000 shares of common stock issuable upon exercise of our $0.90 warrants. These are aggregated without regard to the 4.99% Blocker and the percentage outstanding calculated without regard to the 4.99% Blocker. With regard to the 4.99% Blocker, the amount beneficially owned would be 17,738,831 shares, which would be equal to 26.26% of the Company’s outstanding shares.
(4)	Douglas Leighton resigned from the Company’s Board of Directors as of March 25, 2014. His address is as follows: 50 Commonwealth Ave., Suite 2 Boston, MA 02116.
(5)	The 5,672,232 shares of our common stock, aggregated without regard to the 4.99% Blocker, includes (i) 923,371 shares of our common stock held of record by Mr. Douglas Leighton; (ii) 771,398 shares of our common stock held of record by Bass Point Capital, LLC (of which Mr. Leighton, as Managing Member, has sole voting power and dispositive control); (iii) 1,000,000 shares of our common stock issuable to Bass Point Capital, LLC upon exercise of our $0.001 warrants; (iv) $59,100 in convertible debentures held by Dutchess Opportunity Fund II, “Dutchess,” (which Mr. Leighton and Michael Novelli, as Managing Members, have shared voting power and dispositive control), convertible into 591,000 shares of our common stock; (v) 1,403,541 shares of our common stock issuable to Dutchess upon exercise of our $0.40 warrants; (vi) 232,922 shares of our common stock held by Dutchess; (vii) $50,000 of convertible debentures held by Azure Capital, LLC (of which Mr. Leighton, as Managing Partner, has sole voting power and dispositive control), convertible into 500,000 shares of our common stock; and (viii) 250,000 shares of our common stock issuable to Azure Capital, LLC upon exercise of our $0.40 warrants.
(6)	Each of the convertible debentures and warrants to purchase shares of our common stock held of record and beneficially by Dutchess and Mr. Leighton contain the 4.99% Blocker. Amounts shown in the table, however, are calculated without regard to the 4.99% Blocker. As of the date noted above, inclusive of the 4.99% Blocker, Mr. Leighton beneficially owns 2.86% of our issued and outstanding common stock.
(9)	Mr. Seeb’s 295,000 shares of common stock consists of (i) 250,000 shares common stock held by Denver Relief Consulting, which is controlled by Mr. Seeb, (ii) 30,000 shares of common stock held by E-3 Events, which Mr. Seeb shares a 1/3 interest in, (iii) 15,000 shares of common stock issuable upon exercise of our $1 warrants, also held by E-3 Events, and options to purchase 750,000 shares of our common stock held by Mr. Seeb which had vested on December 5, 2016 or were exercisable within 60 days of such date.
(10)	Mr. Keber’s 1,000,000 shares of common stock consists of (i) 250,000 shares common stock held by Dixie Holdings LLC, which is controlled by Mr. Keber and (ii) options to purchase 750,000 shares of our common stock held by Mr. Keber which had vested on December 5, 2016 or were exercisable within 60 days of such date.
(11)	Ms. Fortier is the Company’s Senior Content Strategist, a non-executive position for the purposes of Item 401 of Regulation S-K, and, until June 2015, was the Company’s Chief Operations Officer. Her address is: c/o MassRoots, Inc., 1624 Market Street, Suite 201, Denver, CO 80202.
(12)	Mr. Hunt’s 467,500 shares of common stock consists of (i) 355,000 shares of common stock; (ii) 37,500 shares of common stock issuable upon exercise of our $0.40 warrants; and (iii) options to purchase 300,000 shares of our common stock which had vested on December 5, 2016 or were exercisable within 60 days of such date. These amounts do not include the unvested grants of 75,000 shares of restricted stock and the underlying shares related to options to purchase 600,000 shares of our common stock held by Mr. Hunt which had not yet vested on December 5, 2016 and were not exercisable within 60 days of such date, and/or contained conditions preventing their exercise.

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(13)	Mr. Fitch joined the Company’s Board of Directors on December 9, 2015.
(14)	Mr. Fitch’s 200,000 shares of common stock consists of (i) 100,000 shares common stock held by Mr. Fitch and (ii) options held by Mr. Fitch to purchase 100,000 shares of our common stock which had vested on December 5, 2016 or were exercisable within 60 days of such date.
(15)	These amounts do not include the underlying shares related to options to purchase 100,000 shares of our common stock held by Mr. Quintero which had not yet vested on December 5, 2016 and were not exercisable within 60 days of such date, and/or contained performance-based conditions preventing their exercise.
(16)	Mr. Galey became the Company’s Chief Technology Officer on June 20, 2016.
(17)	Mr. Galey’s 1,150,000 shares of common stock consists of (i) 600,000 shares common stock held by Mr. Fitch and (ii) options held by Mr. Fitch to purchase 500,000 shares of our common stock which had vested on December 5, 2016 or were exercisable within 60 days of such date.
(18)	The 3,685,976 shares of common stock include (i) 3,675,976 shares of common stock; and (ii) 10,000 shares of common stock issuable upon exercise of our $1 warrants. These are aggregated without regard to the 4.99% Blocker and the percentage outstanding calculated without regard to the 4.99% Blocker. With regard to the 4.99% Blocker, the amount beneficially owned would be 3,675,976 shares, which would be equal to 5.50% of the Company’s outstanding shares
(19)	Mr. Fortier is the Company’s Lead Recruiter and Head of Culture, a non-executive position for the purposes of Item 401 of Regulation S-K, and, until December 2016, was a Director of the Company, and until June 2016, Chief Technology Officer of the Company. His address is: c/o MassRoots, Inc., 1624 Market Street, Suite 201, Denver, CO 80202.
(20)	Mr. Knight is the Company’s Senior Content Strategist, a non-executive position for the purposes of Item 401 of Regulation S-K, and, until December 2015, was Chief Marketing Officer of the Company. His address is: c/o MassRoots, Inc., 1624 Market Street, Suite 201, Denver, CO 80202.

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OTHER MATTERS

You should rely only on the information contained in this Information Statement to vote on the proposal herein. We have not authorized anyone to provide you with information that is different from what is contained in this Information Statement. You should not assume that the information contained in the Information Statement is accurate as of any date other than the date hereof, and the mailing of this Information Statement to our shareholders shall not create any implication to the contrary.

If you have any questions regarding the information discussed in this Information Statement or if you would like additional copies of this Information Statement, you should contact us at: MassRoots, Inc., 1624 Market Street, Suite 201, Denver, CO 80202; Attn: Investor Relations.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No officer or director of the Company has any substantial interest in the Proposals to be acted upon, other than as a shareholder or in his role as an officer and director of the Company. No director of the Company has informed the Company that he intends to oppose the proposed action to be taken by the Company as set forth in this Information Statement.

FOR MORE INFORMATION

We file quarterly and annual reports on Form 10-Q and Form 10-K, respectively, and other information with the SEC. Such reports and other information can be inspected and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. Our filings are also available to the public on the SEC’s website (www.sec.gov).

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as filed with the SEC, is available by request (as noted below), or on our website “https://massroots.com/investors/.”

The Company will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein, if any. Copies of such documents are available without charge upon written request to: MassRoots, Inc., 1624 Market Street, Suite 201, Denver, CO 80202; Attn: Investor Relations.

HOUSEHOLDING INFORMATION

As permitted by the SEC’s rules, we will deliver only one copy of this Information Statement to two or more shareholders who share an address, unless we have received contrary instructions from one or more of the shareholders. We will deliver promptly, upon written or oral request, a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the documents was delivered. Conversely, shareholders sharing an address who are receiving multiple copies of our Information Statement may request delivery of a single copy by contacting us by mail at MassRoots, Inc., 1624 Market Street, Suite 201, Denver, CO 80202; Attn: Investor Relations.

December 9, 2016 By Order of the Board of Directors

/s/ Isaac Dietrich

Isaac Dietrich

Chief Executive Officer

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APPENDIX A

Massroots, Inc.

2017 Equity Incentive Plan

1. Purpose

MassRoots, Inc.’s 2017 Equity Incentive Plan is intended to promote the best interests of MassRoots, Inc. and its stockholders by (i) assisting the Corporation and its Affiliates in the recruitment and retention of persons with ability and initiative, (ii) providing an incentive to such persons to contribute to the growth and success of the Corporation’s businesses by affording such persons equity participation in the Corporation and (iii) associating the interests of such persons with those of the Corporation and its Affiliates and stockholders.

2. Definitions

As used in this Plan the following definitions shall apply:

A.           “Affiliate” means (i) any Subsidiary, (ii) any Parent, (iii) any corporation, or trade or business (including, without limitation, a partnership, limited liability company or other entity) which is directly or indirectly controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Corporation or one of its Affiliates, and (iv) any other entity in which the Corporation or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee.

B.           “Award” means any Option or Stock Award granted hereunder.

C.           “Board” means the Board of Directors of the Corporation.

D.           “Code” means the Internal Revenue Code of 1986, and any amendments thereto.

E.           “Committee” means the Board or any Committee of the Board to which the Board has delegated any responsibility for the implementation, interpretation or administration of this Plan.

F.            “Common Stock” means the common stock, $0.001 par value, of the Corporation.

G.           “Consultant” means (i) any person performing consulting or advisory services for the Corporation or any Affiliate, or (ii) a director of an Affiliate.

H.          “Corporation” means MassRoots, Inc., a Delaware corporation.

I.             “Corporation Law” means the Delaware Revised Statutes, as the same shall be amended from time to time.

J.             “Date of Grant” means the date that the Committee approves an Option grant; provided, that all terms of such grant, including the amount of shares subject to the grant, exercise price and vesting are defined at such time.

K.           “Deferral Period” means the period of time during which Deferred Shares are subject to deferral limitations under Section 7.D of this Plan.

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L.           “Deferred Shares” means an award pursuant to Section 7.D of this Plan of the right to receive shares of Common Stock at the end of a specified Deferral Period.

M.         “Director” means a member of the Board.

N.            “Eligible Person” means an employee of the Corporation or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan), a Director or a Consultant to the Corporation or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan).

O.           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

P.             “Fair Market Value” means, on any given date, the current fair market value of the shares of Common Stock as determined as follows:

(i)	If the Common Stock is traded on a national securities exchange, the closing price for the day of determination as quoted on such market or exchange, including the NASDAQ Global Market or NASDAQ Capital Market, which is the primary market or exchange for trading of the Common Stock or if no trading occurs on such date, the last day on which trading occurred, or such other appropriate date as determined by the Committee in its discretion, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii)	If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and the low asked prices for the Common Stock for the day of determination; or

(iii)	In the absence of an established market for the Common Stock, Fair Market Value shall be determined by the Committee in good faith.

Q.           “Family Member” means a parent, child, spouse or sibling.

R.           “Incentive Stock Option” means an Option (or portion thereof) intended to qualify for special tax treatment under Section 422 of the Code.

S.             “Nonqualified Stock Option” means an Option (or portion thereof) which is not intended or does not for any reason qualify as an Incentive Stock Option.

T.           “Option” means any option to purchase shares of Common Stock granted under this Plan.

U.           “Parent” means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if each of the corporations (other than the Corporation) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

V.           “Participant” means an Eligible Person who (i) is selected by the Committee or an authorized officer of the Corporation to receive an Award and (ii) is party to an agreement setting forth the terms of the Award, as appropriate.

W.         “Performance Agreement” means an agreement described in Section 8 of this Plan.

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X.           “Performance Objectives” means the performance objectives established by the Committee pursuant to this Plan for Participants who have received grants of Awards. Performance Objectives may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Participant or the Affiliate, division, department or function within the Corporation or Affiliate in which the Participant is employed or has responsibility. Any Performance Objectives applicable to Awards to the extent that such an Award is intended to qualify as “Performance Based Compensation” under Section 162(m) of the Code shall be limited to specified levels of or increases in the Corporation’s or a business unit’s return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, economic value added, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, sales growth, gross margin return on investment, increase in the Fair Market Price of the shares, net operating profit, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investments (which equals net cash flow divided by total capital), internal rate of return, increase in net present value or expense targets. The Awards intended to qualify as “Performance Based Compensation” under Section 162(m) of the Code shall be pre-established in accordance with applicable regulations under Section 162(m) of the Code and the determination of attainment of such goals shall be made by the Committee. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Corporation (including an event described in Section 9), or the manner in which it conducts its business, or other events or circumstances render the Performance Objectives unsuitable, the Committee may modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable; provided, however, that no such modification shall be made to an Award intended to qualify as “Performance Based Compensation” under Section 162(m) of the Code unless the Committee determines that such modification will not result in loss of such qualification or the Committee determines that loss of such qualification is in the best interests of the Corporation.

Y.           “Performance Period” means a period of time established under Section 8 of this Plan within which the Performance Objectives relating to a Stock Award are to be achieved.

Z.           “Performance Share” means an award pursuant to Section 8 of this Plan of the right to receive shares of Common Stock upon the achievement of specified Performance Objectives.

AA.      “Plan” means this MassRoots, Inc. 2017 Equity Incentive Plan.

BB.      “Repricing” means, other than in connection with an event described in Section 9 of this Plan, (i) lowering the exercise price of an Option after it has been granted or (ii) canceling an Option at a time when the exercise price exceeds the then-Fair Market Value of the Common Stock in exchange for another Option.

CC.      “Restricted Stock Award” means an award of Common Stock under Section 7.B.

DD.      “Securities Act” means the Securities Act of 1933, as amended.

EE.       “Stock Award” means a Stock Bonus Award, Restricted Stock Award, Stock Appreciation Right, Deferred Shares, or Performance Shares.

FF.        “Stock Bonus Award” means an award of Common Stock under Section 7.A.

GG.      “Stock Award Agreement” means a written agreement between the Corporation and a Participant setting forth the specific terms and conditions of a Stock Award granted to the Participant under Section 7. Each Stock Award Agreement shall be subject to the terms and conditions of this Plan and shall include such terms and conditions as the Committee shall authorize.

HH.     “Stock Option Agreement” means an agreement (written or electronic) between the Corporation and a Participant setting forth the specific terms and conditions of an Option granted to the Participant. Each Stock Option Agreement shall be subject to the terms and conditions of this Plan and shall include such terms and conditions as the Committee shall authorize.

II.          “Subsidiary” means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

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JJ.          “Ten Percent Owner” means any Eligible Person owning at the time an Option is granted more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of a Parent or Subsidiary. An individual shall, in accordance with Section 424(d) of the Code, be considered to own any voting stock owned (directly or indirectly) by or for such Eligible Person’s brothers, sisters, spouse, ancestors and lineal descendants and any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

3. implementation, interpretation and Administration

A.           Delegation to Board Committee. The Board shall have the sole authority to implement, interpret, and/or administer this Plan unless the Board delegates all or any portion of its authority to implement, interpret, and/or administer this Plan to a Committee. To the extent not prohibited by the Certificate of Incorporation or Bylaws of the Corporation, the Board may delegate all or a portion of its authority to implement, interpret, and/or administer this Plan to a Committee of the Board appointed by the Board and constituted in compliance with the applicable Corporation Law. The Committee shall consist solely of two (2) or more Directors who are (i) Non-Employee Directors (within the meaning of Rule 16b-3 under the Exchange Act) for purposes of exercising administrative authority with respect to Awards granted to Eligible Persons who are subject to Section 16 of the Exchange Act; (ii) to the extent required by the rules of the market on which the Corporation’s shares are traded or the exchange on which the Corporation’s shares are listed, “independent” within the meaning of such rules; and (iii) at such times as an Award under this Plan by the Corporation is subject to Section 162(m) of the Code (to the extent relief from the limitation of Section 162(m) of the Code is sought with respect to Awards and administration of the Awards by a committee of “outside directors” is required to receive such relief), “outside directors” within the meaning of Section 162(m) of the Code.

B.           Delegation to Officers. The Committee may delegate to one or more officers of the Corporation the authority to grant and administer Awards to Eligible Persons who are not Directors or executive officers of the Corporation; provided that the Committee shall have fixed the total number of shares of Common Stock that may be subject to such Awards. No officer holding such a delegation is authorized to grant Awards to himself or herself. In addition to the Committee, the officer or officers to whom the Committee has delegated the authority to grant and administer Awards shall have all powers delegated to the Committee with respect to such Awards.

C.           Powers of the Committee. Subject to the provisions of this Plan, and in the case of a Committee appointed by the Board, the specific duties delegated to such Committee, the Committee (and the officers to whom the Committee has delegated such authority) shall have the authority:

(i)	To construe and interpret all provisions of this Plan and all Stock Option Agreements, Stock Award Agreements, Performance Agreements, or any other agreement under this Plan.

(ii)	To determine the Fair Market Value of Common Stock in the absence of an established market for the Common Stock.

(iii)	To select the Eligible Persons to whom Awards are granted from time to time hereunder.

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(iv)	To determine the number of shares of Common Stock covered by an Award; to determine whether an Option shall be an Incentive Stock Option or Nonqualified Stock Option; and to determine such other terms and conditions, not inconsistent with the terms of this Plan, of each such Award. Such terms and conditions include, but are not limited to, the exercise price of an Option, purchase price of Common Stock subject to a Stock Award, the time or times when Options or a Stock Award may be exercised or Common Stock issued thereunder, the vesting schedule of an Option, the right of the Corporation to repurchase Common Stock issued pursuant to the exercise of an Option or a Stock Award and other restrictions or limitations (in addition to those contained in this Plan) on the forfeitability or transferability of Options, Stock Awards or Common Stock issued upon exercise of an Option or pursuant to a Stock Award. Such terms may include conditions which shall be determined by the Committee and need not be uniform with respect to Participants.

(v)	To accelerate the time at which any Option or Stock Award may be exercised, or the time at which a Stock Award or Common Stock issued under this Plan may become transferable or non-forfeitable.

(vi)	To determine whether and under what circumstances an Option or Stock Award may be settled in cash, shares of Common Stock or other property under Section 6.H instead of in Common Stock.

(vii)	To waive, amend, cancel, extend, renew, accept the surrender of, modify or accelerate the vesting of or lapse of restrictions on all or any portion of an outstanding Award. Except as otherwise provided by this Plan, Stock Option Agreement, Stock Award Agreement or Performance Agreement or as required to comply with applicable law, regulation or rule, no amendment, cancellation or modification shall, without a Participant’s consent, adversely affect any rights of the Participant; provided, however, that (x) an amendment or modification that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant and (y) any other amendment or modification of any Stock Option Agreement, Stock Award Agreement or Performance Agreement that does not, in the opinion of the Committee, adversely affect any rights of any Participant, shall not require such Participant’s consent. Notwithstanding the foregoing, the restrictions on the Repricing of Options, as set forth in this Plan, may not be waived.

(viii)	To prescribe the form of Stock Option Agreements, Stock Award Agreements, Performance Agreements, or any other agreements under this Plan; to adopt policies and procedures for the exercise of Options or Stock Awards, including the satisfaction of withholding obligations; to adopt, amend, and rescind policies and procedures pertaining to the administration of this Plan; and to make all other determinations necessary or advisable for the administration of this Plan. Except for the due execution of the award agreement by both the Corporation and the Participant, the Award’s effectiveness will not be dependent on any signature unless specifically so provided in the award agreement.

The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee; provided that the Committee may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Committee or in connection with the implementation, interpretation, and administration of this Plan shall be final, conclusive and binding on all persons having an interest in this Plan.

4. Eligibility

A.           Eligibility for Awards. Awards, other than Incentive Stock Options, may be granted to any Eligible Person selected by the Committee. Incentive Stock Options may be granted only to employees of the Corporation or a Parent or Subsidiary.

B.           Eligibility of Consultants. A Consultant shall be an Eligible Person only if the offer or sale of the Corporation’s securities would be eligible for registration on Form S-8 Registration Statement (or any successor form) because of the identity and nature of the service provided by such person, unless the Corporation determines that an offer or sale of the Corporation’s securities to such person will satisfy another exemption from the registration under the Securities Act and complies with the securities laws of all other jurisdictions applicable to such offer or sale. Accordingly, an Award may not be granted pursuant to this Plan for the purpose of the Corporation obtaining financing or for investor relations purposes.

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C.           Substitution Awards. The Committee may make Awards under this Plan by assumption, in substitution or replacement of performance shares, phantom shares, stock awards, stock options or similar awards granted by another entity (including an Affiliate) in connection with a merger, consolidation, acquisition of property or stock or similar transaction. Notwithstanding any provision of this Plan (other than the maximum number of shares of Common Stock that may be issued under this Plan), the terms of such assumed, substituted, or replaced Awards shall be as the Committee, in its discretion, determines is appropriate.

5. Common Stock Subject to Plan

A.           Share Reserve and Limitations on Grants. The maximum aggregate number of shares of Common Stock that may be (i) issued under this Plan pursuant to the exercise of Options (without regard to whether payment on exercise of the Stock Option is made in cash or shares of Common Stock) and (ii) issued pursuant to Stock Awards, shall be 5,000,000 shares in the aggregate. The number of shares of Common Stock subject to the Plan shall be subject to adjustment as provided in Section 9. Notwithstanding any provision hereto to the contrary, shares subject to the Plan shall include shares forfeited in a prior year as provided herein. For purposes of determining the number of shares of Common Stock available under this Plan, shares of Common Stock withheld by the Corporation to satisfy applicable tax withholding obligations pursuant to Section 10 of this Plan shall be deemed issued under this Plan. No single participant may receive more than 25% of the total Options awarded in any single year.

B.           Reversion of Shares. If an Option or Stock Award is terminated, expires or becomes unexercisable, in whole or in part, for any reason, the unissued or unpurchased shares of Common Stock which were subject thereto shall become available for future grant under this Plan. Shares of Common Stock that have been actually issued under this Plan shall not be returned to the share reserve for future grants under this Plan; except that shares of Common Stock issued pursuant to a Stock Award which are forfeited to the Corporation or repurchased by the Corporation at the original purchase price of such shares, shall be returned to the share reserve for future grant under this Plan.

C.           Source of Shares. Common Stock issued under this Plan may be shares of authorized and unissued Common Stock or shares of previously issued Common Stock that have been reacquired by the Corporation.

6. Options

A.           Award. In accordance with the provisions of Section 4, the Committee will designate each Eligible Person to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such Option. The Stock Option Agreement shall specify whether the Option is an Incentive Stock Option or Nonqualified Stock Option, the exercise price of such Option, the vesting schedule applicable to such Option, the expiration date of such Option, events of termination of such Option, and any other terms of such Option. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option.

B.           Option Price. The exercise price per share for Common Stock subject to an Option shall be determined by the Committee, but shall comply with the following:

(i)	The exercise price per share for Common Stock subject to an Option shall not be less than one hundred percent (100%) of the Fair Market Value on the date of grant.

(ii)	The exercise price per share for Common Stock subject to an Incentive Stock Option granted to a Participant who is deemed to be a Ten Percent Owner on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant.

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C.           Maximum Option Period. The maximum period during which an Option may be exercised shall be ten (10) years from the date such Option was granted. In the case of an Incentive Stock Option that is granted to a Participant who is or is deemed to be a Ten Percent Owner on the date of grant, such Option shall not be exercisable after the expiration of five (5) years from the date of grant.

D.           Maximum Value of Options which are Incentive Stock Options. To the extent that the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options granted to any Participant are exercisable for the first time during any calendar year (under all stock option plans of the Corporation or any Parent or Subsidiary) exceeds $100,000 (or such other amount provided in Section 422 of the Code), the Options shall not be deemed to be Incentive Stock Options. For purposes of this section, the Fair Market Value of the Common Stock will be determined as of the time the Incentive Stock Option with respect to the Common Stock is granted. This section will be applied by taking Incentive Stock Options into account in the order in which they are granted.

E.           Nontransferability. Options granted under this Plan which are intended to be Incentive Stock Options shall be nontransferable except by will or by the laws of descent and distribution and, during the lifetime of the Participant, shall be exercisable by only the Participant to whom the Incentive Stock Option is granted. Except to the extent transferability of a Nonqualified Stock Option is provided for in the Stock Option Agreement or is approved by the Committee, during the lifetime of the Participant to whom the Nonqualified Stock Option is granted, such Option may be exercised only by the Participant. If the Stock Option Agreement so provides or the Committee so approves, a Nonqualified Stock Option may be transferred by a Participant through a gift or domestic relations order to the Participant’s family members to the extent such transfer complies with applicable securities laws and regulations and provided that such transfer is not a transfer for value (within the meaning of applicable securities laws and regulations). The holder of a Nonqualified Stock Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant, unless such obligation is to the Corporation itself or to an Affiliate.

F.            Vesting. Options will vest as provided in the Stock Option Agreement.

G.           Termination. Options will terminate as provided in the Stock Option Agreement.

H.          Exercise. Subject to the provisions of this Plan and the applicable Stock Option Agreement, an Option may be exercised to the extent vested in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Stock Option Agreement with respect to the remaining shares subject to the Option. An Option may not be exercised with respect to fractional shares of Common Stock. The Participant may face certain restrictions on his/her ability to exercise Options and/or sell underlying shares when such Participant is potentially in possession of insider information. The Corporation will make the Participant aware of any formal insider trading policy it adopts, and the provisions of such insider trading policy (including any amendments thereto) shall be binding upon the Participant.

I.             Payment. Unless otherwise provided by the Stock Option Agreement, payment of the exercise price for an Option shall be made in cash or a cash equivalent acceptable to the Committee or if the Common Stock is traded on an established securities market, by payment of the exercise price by a broker-dealer or by the Option holder with cash advanced by the broker-dealer if the exercise notice is accompanied by the Option holder’s written irrevocable instructions to deliver the Common Stock acquired upon exercise of the Option to the broker-dealer or by delivery of the Common Stock to the broker-dealer with an irrevocable commitment by the broker-dealer to forward the exercise price to the Corporation. With the consent of the Committee, payment of all or a part of the exercise price of an Option may also be made (i) by surrender to the Corporation (or delivery to the Corporation of a properly executed form of attestation of ownership) of shares of Common Stock that have been held for such period prior to the date of exercise as is necessary to avoid adverse accounting treatment to the Corporation, or (ii) any other method acceptable to the Committee. If Common Stock is used to pay all or part of the exercise price, the sum of the cash or cash equivalent and the Fair Market Value (determined as of the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

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J.             Stockholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to an Option until the date of exercise of such Option and the certificate for shares of Common Stock to be received on exercise of such Option has been issued by the Corporation.

K.           Disposition and Stock Certificate Legends for Incentive Stock Option Shares. A Participant shall notify the Corporation of any sale or other disposition of Common Stock acquired pursuant to an Incentive Stock Option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Chief Financial Officer of the Corporation or is his/her absence, the Chief Executive Officer. The Corporation may require that certificates evidencing shares of Common Stock purchased upon the exercise of Incentive Stock Options issued under this Plan be endorsed with a legend in substantially the following form:

THE SHARES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED PRIOR TO ___, 20___, IN THE ABSENCE OF A WRITTEN STATEMENT FROM THE CORPORATION TO THE EFFECT THAT THE CORPORATION IS AWARE OF THE FACTS OF SUCH SALE OR TRANSFER.

The blank contained in this legend shall be filled in with the date that is the later of (i) one year and one day after the date of the exercise of such Incentive Stock Option or (ii) two years and one day after the grant of such Incentive Stock Option.

L.           No Repricing. In no event shall the Committee permit a Repricing of any Option without the approval of the stockholders of the Corporation.

7. Stock Awards

A.           Stock Bonus Awards. Stock Bonus Awards may be granted by the Committee. Each Stock Award Agreement for a Stock Bonus Award shall be in such form and shall contain such terms and conditions (including provisions relating to consideration, vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of Stock Award Agreements for Stock Bonus Awards may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Stock Bonus Awards need not be identical.

B.           Restricted Stock Awards. Restricted Stock Awards may be granted by the Committee. Each Stock Award Agreement for a Restricted Stock Award shall be in such form and shall contain such terms and conditions (including provisions relating to purchase price, consideration, vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of the Stock Award Agreements for Restricted Stock Awards may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Restricted Stock Awards need not be identical. Vesting of any grant of Restricted Stock Awards may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 8 of this Plan regarding Performance Shares.

C.           Deferred Shares. The Committee may authorize grants of Deferred Shares to Participants upon the recommendation of the Corporation’s management, and upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(i)	Each grant shall constitute the agreement by the Corporation to issue or transfer shares of Common Stock to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

(ii)	Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the date of grant.

(iii)	Each grant shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the date of grant, and any grant or sale may provide for the earlier termination of such period in the event of a change in control of the Corporation or other similar transaction or event.

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(iv)	During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such shares, but the Committee may on or after the date of grant, authorize the payment of dividend or other distribution equivalents on such shares in cash or additional shares on a current, deferred or contingent basis.

(v)	Any grant, or the vesting thereof, may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 8 of this Plan regarding Performance Shares.

(vi)	Each grant shall be evidenced by an agreement delivered to and accepted by the Participant and containing such terms and provisions as the Committee may determine consistent with this Plan. The terms and conditions of the agreements for Deferred Shares may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Deferred Shares need not be identical.

8. Performance Shares

A.           The Committee may authorize grants of Performance Shares, which shall become payable to the Participant upon the achievement of specified Performance Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(i)	Each grant shall specify the number of Performance Shares to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

(ii)	The Performance Period with respect to each Performance Share shall commence on the date established by the Committee and may be subject to earlier termination in the event of a change in control of the Corporation or similar transaction or event.

(iii)	Each grant shall specify the Performance Objectives that are to be achieved by the Participant.

(iv)	Each grant may specify in respect of the specified Performance Objectives a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

(v)	Each grant shall specify the time and manner of payment of Performance Shares that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, shares of Common Stock or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

(vi)	Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the date of grant.

(vii)	Any grant of Performance Shares may provide for the payment to the Participant of dividend or other distribution equivalents thereon in cash or additional shares of Common Stock on a current, deferred or contingent basis.

(viii)	If provided in the terms of the grant and subject to the requirements of Section 162(m) of the Code (in the case of awards intended to qualify for exception therefrom), the Committee may adjust Performance Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the date of grant that are unrelated to the performance of the Participant and result in distortion of the Performance Objectives or the related minimum acceptable level of achievement.

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(ix)	Each grant shall be evidenced by an agreement that shall be delivered to and accepted by the Participant, which shall state that the Performance Shares are subject to all of the terms and conditions of this Plan and such other terms and provisions as the Committee may determine consistent with this Plan. The terms and conditions of the agreements for Performance Shares may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Performance Shares need not be identical.

(x)	Until the achievement of the Performance Objectives and the resulting issuance of the Performance Shares, the Participant shall not have any rights as a stockholder in the Performance Shares and shall not have any right to vote such shares, but the Committee may on or after the date of grant, authorize the payment of dividend or other distribution equivalents on such shares in cash or additional shares on a current, deferred or contingent basis.

9. Changes in Capital Structure

A.           No Limitations of Rights. The existence of outstanding Awards shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation’s capital structure or its business, or any merger or consolidation of the Corporation, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

B.           Changes in Capitalization. If the Corporation shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving consideration therefore in money, services or property, then (i) the number, class, and per share price of shares of Common Stock subject to outstanding Options and other Awards hereunder and (ii) the number of and class of shares then reserved for issuance under this Plan and the maximum number of shares for which Awards may be granted to a Participant during a specified time period shall be appropriately and proportionately adjusted. The conversion of convertible securities of the Corporation shall not be treated as effected “without receiving consideration.” The Committee shall make such adjustments, and its determinations shall be final, binding and conclusive.

C.           Merger, Consolidation or Asset Sale. If the Corporation is merged or consolidated with another entity or sells or otherwise disposes of substantially all of its assets to another company while Options or Stock Awards remain outstanding under this Plan, unless provisions are made in connection with such transaction for the continuance of this Plan and/or the assumption or substitution of such Options or Stock Awards with new options or stock awards covering the stock of the successor company, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding Options and Stock Awards which have not been continued, assumed or for which a substituted award has not been granted shall, whether or not vested or then exercisable, unless otherwise specified in the Stock Option Agreement or Stock Award Agreement, terminate immediately as of the effective date of any such merger, consolidation or sale.

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D.           Limitation on Adjustment. Except as previously expressly provided, neither the issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, nor the increase or decrease of the number of authorized shares of stock, nor the addition or deletion of classes of stock, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options or Stock Awards.

10. Withholding of Taxes

The Corporation or an Affiliate shall have the right, before any certificate for any Common Stock is delivered, to deduct or withhold from any payment owed to a Participant any amount that is necessary in order to satisfy any withholding requirement that the Corporation or Affiliate in good faith believes is imposed upon it in connection with U.S federal, state, or local taxes, including transfer taxes, as a result of the issuance of, or lapse of restrictions on, such Common Stock, or otherwise require such Participant to make provision for payment of any such withholding amount. Subject to such conditions as may be established by the Committee, the Committee may permit a Participant to (i) have Common Stock otherwise issuable under an Option or Stock Award withheld to the extent necessary to comply with minimum statutory withholding rate requirements; (ii) tender back to the Corporation shares of Common Stock received pursuant to an Option or Stock Award to the extent necessary to comply with minimum statutory withholding rate requirements for supplemental income; (iii) deliver to the Corporation previously acquired Common Stock; (iv) have funds withheld from payments of wages, salary or other cash compensation due the Participant; (v) pay the Corporation or its Affiliate in cash, in order to satisfy part or all of the obligations for any taxes required to be withheld or otherwise deducted and paid by the Corporation or its Affiliate with respect to the Option of Stock Award; or (vi) establish a 10b5-1 trading plan for withheld stock designed to facilitate the sale of stock in connection with the vesting of such shares, the proceeds of which shall be utilized to make all applicable withholding payments in a manner to be coordinated by the Corporation’s Chief Financial Officer.

11. Compliance with Law and Approval of Regulatory Bodies

A.           General Requirements. No Option or Stock Award shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Corporation is a party, and the rules of all domestic stock exchanges or quotation systems on which the Corporation’s shares may be listed. The Corporation shall have the right to rely on an opinion of its counsel as to such compliance. In the absence of an effective and current registration statement on an appropriate form under the Securities Act, or a specific exemption from the registration requirements of the Securities Act, shares of Common Stock issued under this Plan shall be restricted shares. Any share certificate issued to evidence Common Stock when a Stock Award is granted or for which an Option is exercised may bear such restrictive legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or Stock Award shall be exercisable, no Stock Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Corporation has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

B.           Participant Representations. The Committee may require that a Participant, as a condition to receipt or exercise of a particular award, execute and deliver to the Corporation a written statement, in form satisfactory to the Committee, in which the Participant represents and warrants that the shares are being acquired for such person’s own account, for investment only and not with a view to the resale or distribution thereof. The Participant shall, at the request of the Committee, be required to represent and warrant in writing that any subsequent resale or distribution of shares of Common Stock by the Participant shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act of 1933, which registration statement has become effective and is current with regard to the shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act of 1933, but in claiming such exemption the Participant shall, prior to any offer of sale or sale of such shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Corporation, as to the application of such exemption thereto.

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12. General Provisions

A.           Effect on Employment and Service. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall (i) confer upon any individual any right to continue in the employ or service of the Corporation or an Affiliate, (ii) in any way affect any right and power of the Corporation or an Affiliate to change an individual’s duties or terminate the employment or service of any individual at any time with or without assigning a reason therefor or (iii) except to the extent the Committee grants an Option or Stock Award to such individual, confer on any individual the right to participate in the benefits of this Plan.

B.           Use of Proceeds. The proceeds received by the Corporation from any sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

C.           Unfunded Plan. This Plan, insofar as it provides for grants, shall be unfunded, and the Corporation shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Corporation to any Participant with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Corporation.

D.           Rules of Construction. Headings are given to the Sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

E.            Choice of Law. This Plan and all Stock Option Agreements, Stock Award Agreements, and Performance Agreements (or any other agreements) entered into under this Plan shall be interpreted under the Corporation Law excluding (to the greatest extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the Corporation Law.

F.            Fractional Shares. The Corporation shall not be required to issue fractional shares pursuant to this Plan. The Committee may provide for elimination of fractional shares or the settlement of such fractional shares in cash.

G.           Foreign Employees. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals, or who are employed by the Corporation or any Affiliate outside of the United States, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Corporation.

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13. Amendment and Termination

The Board may amend or terminate this Plan from time to time; provided, however, stockholder approval shall be required for any amendment that (i) increases the aggregate number of shares of Common Stock that may be issued under this Plan, except as contemplated herein; (ii) changes the class of employees eligible to receive Incentive Stock Options; (iii) modifies the restrictions on Repricings set forth in this Plan; or (iv) is required by the terms of any applicable law, regulation or rule, including the rules of any market on which the Corporation shares are traded or exchange on which the Corporation shares are listed. Except as specifically permitted by this Plan, any Stock Option Agreement or any Stock Award Agreement or as required to comply with applicable law, regulation or rule, no amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Option or Stock Award outstanding at the time such amendment is made; provided, however, that an amendment that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant. Any amendment requiring stockholder approval shall be approved by the stockholders of the Corporation within twelve (12) months of the date such amendment is adopted by the Board.

14. Effective Date of Plan; Duration of Plan

A.           This Plan shall be effective upon adoption by the Board, subject to approval within twelve (12) months by the stockholders of the Corporation. Unless and until the Plan has been approved by the stockholders of the Corporation, no Option or Stock Award may be exercised, no shares of Common Stock may be issued under this Plan. In the event that the stockholders of the Corporation shall not approve the Plan within such twelve (12) month period, the Plan and any previously granted Options or Stock Awards shall terminate.

B.           Unless previously terminated, this Plan will terminate ten (10) years after the earlier of (i) the date this Plan is adopted by the Board, or (ii) the date this Plan is approved by the stockholders, except that Awards that are granted under this Plan prior to its termination will continue to be administered under the terms of this Plan until the Awards terminate, expire or are exercised.

IN WITNESS WHEREOF, the Corporation has caused this Plan to be executed by a duly authorized officer as of the date of adoption of this Plan by the Board of Directors.

MASSROOTS, INC.

By:

Isaac Dietrich

Chief Executive Officer

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